UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K
______________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2019
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STEELCASE INC.
(Exact name of registrant as specified in its charter)

Michigan	1-13873	38-0819050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer identification number)

901 44th Street SE
Grand Rapids, Michigan		49508
(Address or principal executive offices)		(Zip code)

Registrant's telephone number, including area code: (616) 247-2710

None
(Former address, if changed since last report)
______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock	SCS	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Steelcase Inc. (the "Company") held its annual meeting of shareholders on July 10, 2019.  At that meeting, shareholders voted on three proposals presented in the Company's Proxy Statement dated May 29, 2019 relating to the annual meeting.  The results of the votes are as follows.

·	Proposal 1: Election of ten nominees to the Board of Directors

	For		Against		Abstentions
Nominee	Votes	% of Total Votes	Votes	% of Total Votes	Votes	% of Total Votes	Broker Non-Votes
Lawrence J. Blanford	277,162,968	99.0%	1,462,686	0.5%	1,335,897	0.5%	7,346,906
Timothy C. E. Brown	262,522,684	93.8%	16,102,906	5.8%	1,335,961	0.5%	7,346,906
Connie K. Duckworth	274,557,639	98.1%	4,072,777	1.5%	1,331,135	0.5%	7,346,906
James P. Keane	276,113,744	98.6%	2,515,386	0.9%	1,332,421	0.5%	7,346,906
Todd P. Kelsey	277,191,351	99.0%	1,433,581	0.5%	1,336,619	0.5%	7,346,906
Jennifer C. Niemann	276,097,306	98.6%	2,535,198	0.9%	1,329,047	0.5%	7,346,906
Robert C. Pew III	275,747,045	98.5%	2,881,540	1.0%	1,332,966	0.5%	7,346,906
Cathy D. Ross	274,582,254	98.1%	4,050,059	1.4%	1,329,238	0.5%	7,346,906
Peter M. Wege II	271,845,107	97.1%	6,776,856	2.4%	1,339,588	0.5%	7,346,906
Kate P. Wolters	271,816,827	97.1%	6,816,227	2.4%	1,328,497	0.5%	7,346,906

·	Proposal 2: Advisory vote to approve named executive officer compensation

For		Against		Abstentions
Votes	% of Total Votes	Votes	% of Total Votes	Votes	% of Total Votes	Broker Non-Votes
268,634,703	96.0%	7,381,075	2.6%	3,945,773	1.4%	7,346,906

·	Proposal 3: Ratification of independent registered public accounting firm

For		Against		Abstentions
Votes	% of Total Votes	Votes	% of Total Votes	Votes	% of Total Votes
279,366,590	97.2%	4,580,709	1.6%	3,361,158	1.2%

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STEELCASE INC.

By:	/s/ David C. Sylvester
David C. Sylvester Senior Vice President, Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)
Date: July 11, 2019